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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date Of Report (Date Of Earliest Event Reported): May 1, 2001
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                        SODEXHO MARRIOTT SERVICES, INC.

            (Exact Name Of Registrant As Specified In Its Charter)


     Delaware                   1-12188                  52-0936594

     (State Or Other            (Commission              (IRS Employer
     Jurisdiction               File Number)             Identification
     Of Incorporation)                                   Number)



9801 Washingtonian Boulevard
Gaithersburg, Maryland                                 20878

(Address Of Principal Executive Offices)             (Zip Code)


              Registrant's Telephone Number, Including Area Code:

                                (301) 987-4500

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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

         Pursuant to an Agreement and Plan of Merger dated as of May 1, 2001 (the "Merger Agreement"), among Sodexho Alliance, S.A. ("Sodexho Alliance"), SMS Acquisition Corp., a wholly owned subsidiary of Sodexho Alliance ("Merger Sub"), and Sodexho Marriott Services, Inc. (the "Company"), a copy of which is filed herewith as Exhibit 2.1, Sodexho Alliance and Merger Sub will commence an offer to purchase all of the outstanding shares of the Company common stock, par value $1.00 per share ("Company Common Stock"), not currently owned by Sodexho Alliance (the "Offer") at a price of $32.00 in cash per share. After the Offer has been consummated, Merger Sub and the Company will effect a merger in which Merger Sub will be merged with and into the Company (the "Merger") with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Sodexho Alliance. In the Merger, any remaining outstanding shares of Company Common Stock will be exchanged for the same price per share paid in the Offer.

         The parties intend to consummate the Offer and the Merger as soon as practicable following the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement. Consummation of the Offer is conditioned upon, among other things, (i) there having been validly tendered and not withdrawn prior to the expiration of the Offer a number of shares of Company Common Stock that, together with the shares of Company Common Stock then owned by Sodexho Alliance, represents at least a majority of the shares of Company Common Stock outstanding on a fully-diluted basis, and (ii) other customary closing conditions including those set forth in Annex 1 to the Merger Agreement. The transaction is not subject to any financing condition.

         All references to the Merger Agreement are qualified in their entirety by the full text of the Merger Agreement, a copy of which is attached as Exhibit
2.1 hereto and is incorporated by reference herein.

         On May 2, 2001, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of May 1, 2001, among Sodexho Marriott Services, Inc., Sodexho Alliance, S.A. and SMS Acquisition Corp.
99.1     Press Release, dated May 2, 2001, issued by Sodexho Marriott Services,
         Inc.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Sodexho Marriott Services, Inc.


Date:  May 4, 2001                By:  /s/ Robert A. Stern
                                       ---------------------------
                                       Robert A. Stern
                                       Senior Vice President and General Counsel
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                                 EXHIBIT INDEX
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Exhibit
Number                Exhibit
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2.1          Agreement and Plan of Merger, dated as of May 1, 2001, among
             Sodexho Marriott Services, Inc., Sodexho Alliance, S.A. and
             SMS Acquisition Corp.
99.1         Press Release, dated May 2, 2001, issued by Sodexho Marriott
             Services, Inc.